                                                                 EXHIBIT 17(b)


                                 PROXY CARD FOR

                            THE INDONESIA FUND, INC.

                                      PROXY

                            THE INDONESIA FUND, INC.

           The Proxy is Solicited on Behalf of the Board of Directors

P
          The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as
R Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side
O and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The
X Indonesia Fund, Inc. that the undersigned is entitled to vote at the special meeting of shareholders to be held on ___________, 2000, and
Y    at any adjournments thereof.



-------------                                                     -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                               SIDE
-------------                                                     -------------

               PLEASE MARK
     /X/       VOTE AS IN
               THIS EXAMPLE

               THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1.   To approve a Merger Agreement and Plan of
     Reorganization whereby the Jakarta Growth   FOR       AGAINST      ABSTAIN
     Fund, Inc. will merge with and into The
     Indonesia Fund, Inc.                       /   /       /   /       /   /

                                                MARK HERE FOR ADDRESS CHANGE / /
                                                AND NOTE AT LEFT

                                                PLEASE MARK, SIGN, DATE AND
                                                RETURN THIS PROXY CARD PROMPTLY
                                                USING THE ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears at left. When shares
                                                are held by joint tenants, both
                                                should sign. When signing as
                                                attorney, administrator,
                                                trustee or guardian, please
                                                give full title as such. If a
                                                corporation, please sign in
                                                full corporate name by
                                                president or other authorized
                                                officer. If in a partnership,
                                                please sign in partnership name
                                                by authorized person.

Signature:__________________ Date:___________ Signature:_______ Date:___________

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                                 PROXY CARD FOR

                            JAKARTA GROWTH FUND, INC.

                                      PROXY

                             JAKARTA GROWTH FUND, INC.

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P
          The undersigned hereby appoints Nobuo Katayama and John J. Boretti as
R Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side
O and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of the
X    Jakarta Growth Fund, Inc. held of record by the undersigned on November
     3, 2000 at the special meeting of shareholders to be held on December 18,
Y    2000, and at any adjournments thereof.




-------------                                                     -------------
 SEE REVERSE               CONTINUED AND TO BE SIGNED ON           SEE REVERSE
    SIDE                           REVERSE SIDE                       SIDE
-------------                                                     -------------

               PLEASE MARK
     /X/       VOTE AS IN
               THIS EXAMPLE

               THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1.   To approve a Merger Agreement and Plan of
     Reorganization whereby the Jakarta Growth   FOR       AGAINST      ABSTAIN
     Fund, Inc. will merge with and into The
     Indonesia Fund, Inc.                       /   /       /   /       /   /

                                                MARK HERE FOR ADDRESS CHANGE / /
                                                AND NOTE AT LEFT

                                                PLEASE MARK, SIGN, DATE AND
                                                RETURN THIS PROXY CARD PROMPTLY
                                                USING THE ENCLOSED ENVELOPE.

                                                Please sign exactly as name
                                                appears at left. When shares
                                                are held by joint tenants, both
                                                should sign. When signing as
                                                attorney, administrator,
                                                trustee or guardian, please
                                                give full title as such. If a
                                                corporation, please sign in
                                                full corporate name by
                                                president or other authorized
                                                officer. If in a partnership,
                                                please sign in partnership name
                                                by authorized person.

Signature:__________________ Date:___________ Signature:_______ Date:___________